SUPPLEMENT DATED MAY 11, 2000

                                       TO

                              WEBS INDEX FUND, INC.

                                   PROSPECTUS

                                       AND

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED DECEMBER 30, 1999


         THE INFORMATION IN THIS SUPPLEMENT UPDATES THE INFORMATION IN, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION OF WEBS INDEX FUND, INC., EACH DATED DECEMBER 30, 1999.

AMEX LISTING OF SOUTH KOREA SERIES WEBS AND COMMENCEMENT OF SALES TO THE PUBLIC

         The American Stock Exchange LLC has approved the listing of the WEBS of the South Korea WEBS Index Series.

         Beginning May 12, 2000, WEBS of the South Korea Series are offered for sale to the public, and will trade on the American Stock Exchange under the ticker symbol "EWY".

         Under the investment advisory agreement between the Fund and its investment adviser, Barclays Global Fund Advisors ("BGFA"), for the services to be provided by BGFA with respect to the South Korea WEBS Index Series (and after commencement of their operations, the Brazil (Free), South Africa and Taiwan WEBS Index Series), the Fund pays BGFA an annual gross investment advisory fee equal to each of those Index Series' allocable portion of: 0.74% per annum of the aggregate net assets of those Index Series less than or equal to $2 billion, plus 0.69% per annum of the aggregate net assets of those Index Series between $2 billion and $4 billion, plus 0.64% per annum of the aggregate net assets of those Index Series greater than $4 billion; PROVIDED, HOWEVER, that the fee paid to BGFA with respect to each of those Index Series shall be reduced by the aggregate of such Index Series' fees and expenses, other than (i) expenses of the Index Series incurred in connection with the execution of portfolio securities transactions on behalf of such Index Series, (ii) expenses incurred in connection with any distribution plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act, (iii) litigation expenses, (iv) taxes (including, but not limited to, income, excise, transfer and withholding taxes), (v) any cost or expense that a majority of the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) deems to be an extraordinary expense and (vi) the advisory fee payable to BGFA under the investment advisory agreement; and PROVIDED, FURTHER, that BGFA shall reimburse the Fund to the extent that the expenses of any of those Index Series (other than the
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expenses set forth in the foregoing proviso) exceed the amount set forth above with respect to such Index Series.

         The effect of this fee arrangement, based on assumed average daily net assets of $50 million for the South Korea Series, and assuming payments under the Fund's Rule 12b-1 plan in respect of the South Korea Series at the maximum rate of 0.25% and no unusual expenses, is an expense ratio for the South Korea Series of 0.99% (I.E., 0.74% + 0.25%) of average daily net assets.

SHAREHOLDER APPROVAL OF ADVISORY AGREEMENT

         The shareholders of the Fund's initial 17 WEBS Index Series (I.E., the Australia, Austria, Belgium, Canada, France, Germany, Hong Kong, Italy, Japan, Malaysia (Free), Mexico (Free), Netherlands, Singapore (Free), Spain, Sweden, Switzerland and United Kingdom WEBS Index Series) have approved amendments to the Fund's advisory agreement with BGFA, including a change to the Fund's fee arrangements with BGFA. The new fee arrangements went into effect as of May 8, 2000.

         Under the new contractual fee arrangements, for the services to be provided by BGFA with respect to each of the initial 17 Index Series (and after commencement of their operations, the EMU and USA WEBS Index Series), the Fund pays BGFA an annual gross investment advisory fee equal to each of those Index Series' allocable portion of: 0.59% per annum of the aggregate net assets of those Index Series less than or equal to $7 billion, plus 0.54% per annum of the aggregate net assets of those Index Series between $7 billion and $11 billion, plus 0.49% per annum of the aggregate net assets of those Index Series in excess of $11 billion; PROVIDED, HOWEVER, that the fee paid to BGFA with respect to each of those Index Series shall be reduced by the aggregate of such Index Series' fees and expenses, other than (i) expenses of the Index Series incurred in connection with the execution of portfolio securities transactions on behalf of such Index Series, (ii) expenses incurred in connection with any distribution plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act, (iii) litigation expenses, (iv) taxes (including, but not limited to, income, excise, transfer and withholding taxes), (v) any cost or expense that a majority of the Directors of the Fund who are not "interested persons" (as defined in the 1940
Act) deems to be an extraordinary expense and (vi) the advisory fee payable to BGFA under the investment advisory agreement; and PROVIDED, FURTHER, that BGFA shall reimburse the Fund to the extent that the expenses of any of those Index Series (other than the expenses set forth in the foregoing proviso) exceed the amount set forth above with respect to such Index Series.

         The effect of the new fee arrangements, at current asset levels, and assuming payments under the Fund's Rule 12b-1 plan in respect of the initial 17 Index Series at the maximum rate of 0.25% and no unusual expenses, is an expense ratio of 0.84% (I.E., 0.59% + 0.25%) of average daily net assets for each of the initial 17 WEBS Index Series.

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NEW DISTRIBUTOR

         SEI Investments Distribution Company, located at One Freedom Valley Drive, Oaks, PA 19456, became the new distributor of the Fund, effective March 28, 2000. At that time, the Board of Directors' previous limitation on annual distribution fees paid by a WEBS Index Series under the Fund's Rule 12b-1 distribution plan (up to 0.20% of the average daily net assets of the Series) was removed, with the effect that each Index Series may pay annual distribution fees of up to 0.25% of the average daily net assets of the Index Series under the 12b-1 plan (the maximum permitted by the 12b-1 plan).

         The distribution fees payable under the 12b-1 plan are used to pay distribution related expenses, including: compensation to the distributor at a rate fixed by the Fund's Board of Directors from time to time (currently 0.02% of the Fund's average daily net assets, subject to an annual minimum of $845,000); compensation to a sales and marketing consultant retained by the Fund at a rate of 0.035% of the Fund's average daily net assets; reimbursements of expenses incurred by the distributor and other persons (including BGFA) in connection with the distribution of the Fund's shares. In addition, the distributor also has entered into sales and investor services agreements with broker-dealers or other persons that are DTC participants to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the distributor will pay such broker-dealers or other persons, out of Rule 12b-1 fees received from the Index Series, at the annual rate of up to 0.25 of 1% of the average daily net asset value of WEBS held through DTC for the account of such DTC participant. The amounts of the fees paid to the distributor and the sales and marketing consultant are not dependent on the amount of distribution expenses actually incurred by such persons.

MALAYSIA (FREE) WEBS INDEX SERIES

         Effective May 12, 2000, Creation Units of the Malaysia (Free) WEBS Index Series will be redeemed for cash in U.S. dollars. (Prior to that date, the Malaysia Series has had a policy of redeeming Creation Units exclusively for Malaysian ringgits, in light of capital controls imposed by Malaysian authorities.)

         In connection with the decision to redeem Creation Units of the Malaysia Series for U.S. dollars, the Fund is combining its accounts in Malaysia effective May 12, 2000, and Malaysian securities acquired by the Malaysia Series before September 1, 1998 will acquire a basis for purposes of the Malaysian profits levy equal to their fair market value at the time of the combination. Previously, the proceeds of such securities could be repatriated without payment of the profits levy. Under the current Malaysian capital controls, the Malaysia Series will pay a profits levy at a rate of 10% (with any profits computed based on the cost basis for purposes of the Malaysian capital controls) when it sells Malaysian securities and repatriates the proceeds (E.G., in connection with redemptions). Since the levy is not a foreign income tax it will not be "passed through" to shareholders of the Malaysia Series for possible use as a foreign tax credit.

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

         The Malaysian capital controls have been changed in significant ways since they were first adopted without warning on September 1, 1998. There can be no assurance that the Malaysian capital controls will not be changed in the future in ways that adversely affect the Malaysia Series and its shareholders. Since the capital controls were imposed, the WEBS of the Malaysia Series have often traded at discounts or premiums to their net asset value. There can be no assurance that the Fund's decision to permit redemptions of Creation Units of Malaysia Series WEBS for U.S. dollars will result in Malaysia Series WEBS trading close to their net asset values.

DETERMINATION OF NET ASSET VALUE

         Except for the Index Series named below, the net asset value of each Index Series is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. ("NYSE") (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open. The net asset values of the South Korea, Malaysia (Free) and Taiwan WEBS Index Series are determined as of 8:30 a.m. (Eastern time), and the net asset value of the Brazil (Free) WEBS Index Series is determined at 5:00 p.m. (Eastern time), on each day that the NYSE is open. The price at which a purchase or redemption of Creation Units of WEBS is made is based on the next calculation of net asset value. In the case of Index Series that effect creations and/or redemptions only for cash (I.E., the Brazil (Free), South Korea, Malaysia (Free) and Taiwan WEBS Index Series), it is possible that portfolio securities transactions by the Fund in the relevant local markets of those Index Series could affect the prices of those portfolio securities at the time those Index Series' net asset values are calculated.

CREATION UNIT TRANSACTION FEES FOR INSTITUTIONAL INVESTORS

         The Fund issues and redeems shares of WEBS only in Creation Units, comprised of at least 50,000 to 600,000 shares, depending on the Index Series. As a practical matter, only institutions are capable of purchasing or redeeming these Creation Units. In connection with the purchase or the redemption of a Creation Unit of an Index Series, an investor must pay to the Fund a purchase or redemption transaction fee, which is intended to offset the issuance/redemption transaction costs incurred by that Index Series. The basic transaction fees (per Creation Unit purchase or redemption transaction) range from maximums of $1,500 to $8,000, depending on the Index Series. In addition to the basic transaction fee, Creation Unit purchase or redemption transactions FOR CASH (only if available) require an additional maximum variable charge that ranges from maximums of 0.25% to 1.60% of the value of the Creation Unit being purchased or redeemed, depending on the Index Series.

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